UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna —1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2013

Date of reporting period: July 31, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

July 31, 2012

PIMCO Strategic Global Government Fund, Inc.

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholder:

The U.S. economy slowed during the fiscal six-month reporting period ended July 31, 2012. Behind the slowdown were a variety of issues, notably Europe’s ongoing sovereign fiscal crisis and the uncertainty about future levels of federal taxes and spending in the United States. Stocks slipped after reaching their highest levels since 2008 as corporate earnings leveled off.

Six Months in Review through July 31, 2012

For the fiscal six-month period ended July 31, 2012, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 10.45% on net asset value (“NAV”) and 4.82% on market price. In contrast, U.S. government bonds, as measured by the Barclays Long Term U.S. Treasury Index, advanced 5.04% and the

Barclays U.S. Credit Index, which reflects corporate bond performance, rose 5.19%. The Barclays U.S. Aggregate Bond Index, a measure of the broad U.S. bond market, returned 2.88%, and the Barclays U.S. Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, increased 2.09%. Mortgage-backed securities, as represented by the Barclays MBS Index, rose 2.09%. The Barclays Global Aggregate Bond Index, a broad market measure of U.S. and non-U.S. government and corporate bonds, increased 0.98%. U.S. stocks, as measured by the Standard & Poor’s 500 Index, rose 6.25%.

As the fiscal reporting period began, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual rate of 2.0% between January and March 2012, and at a 1.5% annual pace (preliminary estimate) from April to June, 2012. This slowing trend is notable, given that growth registered a 4.1% annual rate during the fourth quarter of 2011.

The period opened with robust private sector hiring however, hiring diminished throughout the period. Unemployment was flat beginning and ending the six-month period at 8.3%. U.S. consumers, whose spending has historically been responsible for approximately two-thirds of U.S. economic activity, became increasingly skittish at the abundant signs of a slowdown, notably the tepid labor market and rising gasoline prices.

2	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

In response to the uncertainty, investors shifted assets into the perceived safe haven of U.S. Treasury bonds, triggering the yield to reach a record low of 1.47%. During the reporting period, the yield on the benchmark 10-year Treasury bond fell from 1.83% to 1.51%.

The Federal Reserve (“the Fed”) revealed that it would maintain its closely watched Fed Funds rate in the 0.0% to 0.25% range through late 2014. In testimony to Congress, Fed Chairman Ben Bernanke cited concern over the slowing U.S. and global economies and indicated that the Fed is “prepared to take action” to protect the U.S. economy and financial system as needed.

Outlook

There is growing uncertainty over future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012 and major spending reductions are planned to begin in

January 2013. The prospect of higher taxes, reduced spending, or both, would likely have an adverse effect on the economy in 2013.

Abroad, unemployment in the Eurozone stands at 11.2%, as a combination of sovereign debt woes, austerity measures and tax increases have pushed the continent into, or near recession. China’s growth rate has also begun to diminish.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Fund Insights

July 31, 2012 (unaudited)

For fiscal six months ended July 31, 2012, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) returned 10.45% on net asset value (“NAV”) and 4.82% on market price, outperforming the unmanaged Barclays U.S. Aggregate Bond and Barclays U.S. Intermediate Aggregate Bond Indexes which returned 2.88% and 2.09%, respectively, during the reporting period.

The U.S. fixed income market experienced periods of volatility during the reporting period, but ultimately generated positive returns amid shifting expectations for the U.S. economy. As the reporting period began, fears of a double-dip recession appeared to be receding as certain economic data was better than expected. This largely continued throughout the first quarter of 2012, as unemployment moved lower and consumer spending accelerated. During this time, both short- and long-term Treasury yields generally moved higher and most spread sectors (non-U.S. Treasuries) outperformed equal duration Treasuries.

Investor sentiment reversed course in April and May 2012, due to fears of contagion from the European sovereign debt crisis and concerns that the U.S. economy may be hitting a soft patch. This triggered increased risk aversion and falling Treasury yields. The spread sectors rallied in June and July providing some signs of progress in Europe. There were also expectations for another round of quantitative easing by the Federal Reserve (the “Fed”) after it extended “Operation Twist” (a program whereby the Fed purchases longer-term Treasuries and sells an equal amount of shorter-term Treasuries in an attempt to put downward pressure on interest rates and stimulate the economy) until the end of 2012. All told, during the six months ended July 31, 2012, short-term Treasury yields were relatively flat, long-term Treasury yields declined and the yield curve flattened.

Sector positioning drives the Fund’s outperformance

The Fund’s exposures to agency and non-agency mortgage-backed securities (“MBS”) contributed to performance and were a significant source of incremental income during the six-months ended July 31, 2012. Agency MBS benefited from strong demand from banks and mortgage real estate investment trusts, while non-agency MBS prices increased as investors became more optimistic regarding the state of the U.S. housing market. An overweighting to investment grade corporate bonds was another key driver of performance, as the Fund’s holdings were supported by overall strong demand for higher quality spread sectors.

A curve steepening bias in the U.S. negatively impacted performance given the flattening of the yield curve. A short duration (or sensitivity to changes in market interest rates) detracted from results due to the decline in Treasury yields.

4	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Performance & Statistics

July 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	4.82%	10.45%
1 Year	24.77%	9.74%
5 Year	16.42%	14.07%
10 Year	10.78%	9.97%
Commencement of Operations (2/24/94) to 7/31/12	10.02%	8.69%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 7/31/12

Market Price/NAV:

Market Price	$11.84
NAV	$9.34
Premium to NAV	26.77%
Market Price Yield(2)	8.11%
Leverage Ratio(3)	52.77%

Moody’s Ratings

(as a % of total investments,

before securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total Return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund‘s shares, or changes in the Fund’s dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) by the market price per share at July 31, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited)

Principal Amount (000s)			Value
U.S. GOVERNMENT AGENCY SECURITIES – 208.5%
Fannie Mae – 171.0%
	$216	2.065%, 12/1/30, MBS (i)(l)	$218,414
	2	2.20%, 4/1/30, MBS (i)	2,072
	19	2.243%, 9/1/28, MBS (i)	20,606
	96	2.40%, 3/1/32, MBS (i)(l)	98,223
	9	2.415%, 2/1/32, MBS (i)	9,050
	85	2.445%, 12/1/28, MBS (i)(l)	91,697
	67	2.45%, 11/1/27, MBS (i)(l)	71,257
	6	2.722%, 12/1/25, MBS (i)	6,846
	77	2.75%, 3/1/31, MBS (i)(l)	83,013
	50,000	3.50%, MBS, TBA, 30 Year (e)	52,953,125
	134,000	4.00%, MBS, TBA, 30 Year (e)	143,597,500
	458	4.25%, 11/25/24, CMO (l)	549,246
	7	4.25%, 3/25/33, CMO	7,090
	4,612	4.50%, 7/25/40, CMO (l)	5,070,670
	22,000	4.50%, MBS, TBA, 30 Year (e)	23,804,689
	9	5.00%, 12/1/18, MBS	9,241
	21,177	5.00%, 7/1/35, MBS (l)	23,251,324
	30,462	5.00%, 1/25/38-7/25/38, CMO (l)	34,319,458
	100,000	5.00%, MBS, TBA, 30 Year (e)	109,000,030
	12	5.50%, 12/25/16, CMO	12,578
	18,647	5.50%, 7/25/24-4/25/35, CMO (l)	21,432,410
	100,000	5.50%, MBS, TBA, 30 Year (e)	109,671,895
	100	5.75%, 6/25/33, CMO (l)	115,183
	2,500	5.807%, 8/25/43, CMO (l)	2,944,741
	4,721	6.00%, 2/25/17-1/25/44, CMO (l)	5,339,422
	47,360	6.00%, 12/1/32-6/1/40, MBS (l)	52,550,515
	69	6.233%, 12/25/42, CMO (i)(l)	79,284
	42	6.485%, 10/25/42, CMO (i)(l)	47,558
	1,114	6.50%, 10/1/13-11/1/47, MBS	1,246,908
	10,496	6.50%, 6/25/23-6/25/44, CMO (l)	12,189,353
	11,098	6.50%, 2/1/28-7/1/39, MBS (l)	12,709,640
	1,000	6.50%, MBS, TBA, 30 Year (e)	1,125,782
	43	6.85%, 12/18/27, CMO (l)	50,086
	1,151	7.00%, 2/1/15-12/1/46, MBS	1,314,887
	8,193	7.00%, 3/1/16-1/1/47, MBS (l)	9,557,539
	3,059	7.00%, 6/18/27-3/25/45, CMO (l)	3,498,064
	1,349	7.00%, 9/25/41, CMO (i)(l)	1,568,902
	1,115	7.055%, 2/25/42, CMO (i)(l)	1,320,531
	1,025	7.252%, 10/25/42, CMO (i)(l)	1,222,134
	583	7.50%, 6/1/17-5/1/22, MBS (l)	657,561
	3,882	7.50%, 10/25/22-6/25/44, CMO (l)	4,531,986
	186	7.50%, 4/1/24-5/1/32, MBS	199,220
	179	7.50%, 6/19/30, CMO (i)(l)	212,487
	7	7.50%, 8/25/42, CMO	8,412
	62	7.70%, 3/25/23, CMO (l)	72,085
	169	8.00%, 4/1/19-1/1/35, MBS	191,588

6	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
Fannie Mae (continued)
	$220	8.00%, 9/25/21, CMO (l)	$251,469
	958	8.00%, 9/1/24-11/1/31, MBS (l)	1,164,864
	1,568	8.00%, 7/19/30, CMO (i)(l)	1,770,533
	297	8.50%, 4/1/16-6/1/36, MBS (l)	340,540
	2,243	8.50%, 9/25/21-6/25/30, CMO (l)	2,594,532
	587	9.422%, 5/15/21, MBS	680,117
	189	10.009%, 7/15/27, MBS	207,611

			644,043,968

Federal Housing Administration – 0.8%
	3,019	7.25%, 8/1/31 (g)	2,973,014

Freddie Mac – 28.1%
	9	2.262%, 12/1/26, MBS (i)	8,859
	43	2.374%, 9/1/31, MBS (i)(l)	43,512
	7	2.908%, 4/1/33, MBS (i)	7,162
	3,000	4.00%, MBS, TBA, 30 Year (e)	3,205,312
	37	5.00%, 2/15/24, CMO (l)	40,711
	6,000	5.50%, 6/15/41, CMO (l)	7,257,867
	11,521	5.50%, 4/1/39, MBS (l)	12,808,893
	12,364	6.00%, 9/15/16-3/15/35, CMO (l)	13,668,608
	18	6.00%, 3/15/17, CMO	19,284
	1,551	6.00%, 4/1/17-2/1/34, MBS (l)	1,687,230
	4	6.00%, 2/1/33, MBS	4,139
	2,041	6.50%, 11/1/16-9/1/48, MBS (l)	2,249,797
	219	6.50%, 8/1/21-9/1/47, MBS	246,178
	24,035	6.50%, 9/15/23-3/25/44, CMO (l)	27,907,607
	25	6.50%, 12/15/31, CMO	25,722
	95	6.50%, 9/25/43, CMO (i)(l)	108,592
	889	6.613%, 7/25/32, CMO (i)(l)	1,025,304
	967	6.90%, 9/15/23, CMO (l)	1,109,762
	218	6.941%, 7/25/32, CMO (i)(l)	253,733
	506	6.95%, 7/15/21, CMO (l)	571,926
	122	7.00%, 1/1/14-3/1/32, MBS	132,229
	11,134	7.00%, 9/1/14-1/1/37, MBS (l)	12,638,172
	9,432	7.00%, 5/15/23-10/25/43, CMO (l)	11,255,848
	4,951	7.50%, 1/1/16-5/1/32, MBS (l)	5,960,550
	1,526	7.50%, 5/15/24-2/25/42, CMO (l)	1,772,941
	412	7.50%, 6/1/25-3/1/37, MBS	460,942
	187	8.00%, 8/15/22-4/15/30, CMO (l)	223,091
	37	8.00%, 7/1/24, MBS	38,472
	638	8.00%, 8/1/24-12/1/26, MBS (l)	770,356
	55	8.50%, 4/15/22, CMO (l)	55,324
	252	8.50%, 10/1/30, MBS (l)	296,185

			105,854,308

Ginnie Mae – 6.1%
	7,000	4.50%, MBS, TBA, 30 Year (e)	7,689,062
	414	6.00%, 4/15/29-12/15/38, MBS	466,727
	6,023	6.00%, 7/15/37-11/15/38, MBS (l)	6,821,197

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
Ginnie Mae (continued)
	$333	6.50%, 11/20/24-10/20/38, MBS	$379,447
	1,405	6.50%, 4/15/32-5/15/32, MBS (l)	1,653,505
	46	6.50%, 6/20/32, CMO (l)	53,309
	122	7.00%, 4/15/24-6/15/26, MBS	144,537
	2,793	7.00%, 3/20/31, CMO (l)	3,233,858
	1,637	7.50%, 1/15/17-3/15/29, MBS	1,864,318
	116	7.50%, 6/20/26, CMO (l)	139,061
	59	8.00%, 6/15/1611/15/22, MBS	61,876
	14	8.50%, 10/15/16-2/15/31, MBS	16,197
	464	9.00%, 6/15/16-1/15/20, MBS	497,630

			23,020,724

Small Business Administration Participation Certificates – 0.8%
	480	4.625%, 2/1/25, ABS	531,002
	322	4.754%, 8/10/14, ABS	339,853
	236	5.038%, 3/10/15, ABS	249,944
	1,171	5.51%, 11/1/27, ABS	1,345,570
	121	5.78%, 8/1/27, ABS	140,085
	109	5.82%, 7/1/27, ABS	125,866
	174	6.30%, 6/1/18	190,985
	43	6.40%, 8/1/13	44,256
	26	7.20%, 6/1/17	28,215
	14	7.70%, 7/1/16	15,029

			3,010,805

Vendee Mortgage Trust – 1.7%
	377	6.50%, 3/15/29, CMO	452,342
	252	6.75%, 2/15/26-6/15/26, CMO (l)	299,490
	4,809	7.50%, 9/15/30, CMO (l)	5,778,668

			6,530,500

Total U.S. Government Agency Securities (cost-$757,942,254)			785,433,319

CORPORATE BONDS & NOTES – 57.8%
Airlines – 2.9%
	3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,300,000
	610	Northwest Airlines, Inc., 1.217%, 11/20/15, (MBIA) (i)(l)	582,526
		United Air Lines Pass Through Trust,
	2,274	6.636%, 1/2/24	2,376,598
	797	9.75%, 7/15/18 (l)	912,946
	3,276	10.40%, 5/1/18 (l)	3,739,121

			10,911,191

Banking – 11.3%
	£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (h)	2,404,634
		BPCE S.A. (h),
	€50	9.00%, 3/17/15	57,060
	€300	9.25%, 4/22/15	340,513
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
	€2,000	6.875%, 3/19/20	2,461,292

8	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
Banking (continued)
	$5,900	11.00%, 6/30/19 (a)(d)(h)(l)	$7,577,618
	7,700	Discover Bank, 7.00%, 4/15/20	9,010,825
	£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	1,187,813
	$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	5,078,320
	13,000	Regions Financial Corp., 7.75%, 11/10/14 (l)	14,332,500

			42,450,575

Construction & Engineering – 0.9%
	3,737	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	3,503,438

Energy – 0.7%
	2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,128,770
	625	Consol Energy, Inc., 8.25%, 4/1/20	668,750

			2,797,520

Financial Services – 24.0%
		Ally Financial, Inc. (l),
	3,000	6.75%, 12/1/14	3,219,546
	6,100	8.30%, 2/12/15	6,793,875
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (b)(h)	1,098,000
	3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(l)	3,040,002
	3,900	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(l)	4,085,250
	9,000	Citigroup, Inc., 5.00%, 9/15/14 (l)	9,380,502
		Credit Agricole S.A. (h),
	£250	5.136%, 2/24/16	246,339
	£800	8.125%, 10/26/19	928,456
		Ford Motor Credit Co. LLC,
	$1,000	6.625%, 8/15/17	1,144,832
	10,000	8.70%, 10/1/14 (l)	11,339,310
	£3,000	General Electric Capital Corp., 6.50%, 9/15/67, (converts to FRN on 9/15/17)	4,585,962
	$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	4,471,624
		International Lease Finance Corp. (a)(d),
	2,000	6.75%, 9/1/16	2,205,000
	7,000	7.125%, 9/1/18	7,953,750
	£300	LBG Capital No.2 PLC, 15.00%, 12/21/19	581,077
	$4,000	Merrill Lynch & Co., Inc., 0.915%, 1/15/15 (i)(l)	3,829,032
		Morgan Stanley,
	8,000	0.905%, 10/18/16 (i)(l)	7,065,504
	1,000	6.625%, 4/1/18	1,071,750
		Royal Bank of Scotland PLC (i),
	2,000	1.158%, 4/11/16	1,575,250
	3,000	1.201%, 9/29/15	2,490,750
		SLM Corp.,
	150	0.751%, 1/27/14 (i)	145,193
	570	3.714%, 2/1/14 (i)	567,452
	1,050	5.00%, 10/1/13	1,092,000
	1,000	5.375%, 5/15/14	1,049,071
	1,000	8.00%, 3/25/20	1,127,500
	2,500	8.45%, 6/15/18	2,862,500
	1,800	UBS AG, 5.875%, 12/20/17	2,087,687
	4,000	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	4,221,600

			90,258,814

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
Healthcare & Hospitals – 0.4%
	$1,500	HCA, Inc., 9.00%, 12/15/14	$1,672,500

Hotels/Gaming – 0.0%
	100	MGM Resorts International, 9.00%, 3/15/20	111,875

Insurance – 5.9%
		American International Group, Inc.,
	6,300	5.85%, 1/16/18 (l)	7,105,310
	3,000	6.25%, 5/1/36 (l)	3,649,014
	3,600	6.40%, 12/15/20 (l)	4,222,717
	£819	6.765%, 11/15/17 (a)(d)	1,446,901
	$3,400	8.25%, 8/15/18 (l)	4,200,391
	£850	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,396,721

			22,021,054

Oil & Gas – 8.6%
		Anadarko Petroleum Corp. (l),
	$600	6.20%, 3/15/40	749,332
	3,600	6.375%, 9/15/17	4,324,237
	4,500	6.45%, 9/15/36	5,721,358
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (l)	8,137,521
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	1,334,984
	$2,600	8.625%, 4/28/34	3,545,750
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,452,221
	5,000	Shell International Finance BV, 5.50%, 3/25/40 (l)	6,940,245

			32,205,648

Real Estate Investment Trust – 2.2%
	4,500	SL Green Realty Corp., 7.75%, 3/15/20 (l)	5,259,690
	3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (l)	3,162,465

			8,422,155

Retail – 0.3%
	951	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)	1,227,334

Utilities – 0.6%
	2,000	Energy Future Holdings Corp., 10.00%, 1/15/20	2,172,500

Total Corporate Bonds & Notes (cost-$186,858,462)			217,754,604

MORTGAGE-BACKED SECURITIES – 46.0%
		Adjustable Rate Mortgage Trust, CMO (i),
	1,656	2.874%, 7/25/35	1,267,065
	3,974	3.159%, 8/25/35	3,377,374
		Banc of America Large Loan, Inc., CMO (a)(d)(i),
	4,662	1.999%, 11/15/15	4,453,938
	2,833	5.686%, 4/24/49	2,863,384
	67	Banc of America Mortgage Securities, Inc., 3.002%, 2/25/35, CMO (i)	59,247
		BCAP LLC Trust, CMO (a)(d)(i),
	211	0.444%, 7/26/36	62,583
	130	2.683%, 10/26/33 (b)(m)
		(acquisition cost-$25,974; purchased 1/20/12)	64,309

10	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
	$43	2.699%, 6/26/35	$24,744
	574	4.71%, 3/26/36	515,578
	762	Bear Stearns Alt-A Trust, 5.542%, 8/25/36, CMO (i)	462,435
	3,849	Bear Stearns Commercial Mortgage Securities, 7.00%, 5/20/30, CMO (i)	4,422,997
	17	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	17,331
	2,500	Commercial Mortgage Pass Through Certificates, 5.605%, 6/9/28, CMO (a)(d)	2,575,666
		Countrywide Alternative Loan Trust, CMO,
	288	5.50%, 5/25/22	257,068
	1,470	6.25%, 8/25/37	938,365
	2,453	6.50%, 7/25/35	1,041,508
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	1,334	3.578%, 8/25/34 (i)	1,000,190
	4,093	7.50%, 11/25/34 (a)(d)	4,202,743
	563	7.50%, 6/25/35 (a)(d)	561,100
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	398	1.396%, 3/25/34 (i)	344,603
	1,118	7.00%, 2/25/34	1,189,411
		Credit Suisse Mortgage Capital Certificates, CMO,
	2,418	0.419%, 10/15/21 (a)(d)(i)	2,326,864
	2,306	5.695%, 9/15/40 (i)	2,558,837
	2,236	6.50%, 3/25/36	1,414,782
	€2,620	DECO Series, 0.587%, 10/27/20, CMO (i)	2,949,477
	$6,770	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO (a)(d)(i)	4,762,336
	€4,292	Emerald Mortgages PLC, 0.322%, 7/15/48, CMO (i)	3,525,341
	$429	GMAC Mortgage Corp. Loan Trust, 5.132%, 8/19/34, CMO (i)	374,983
	2,459	GSAA Trust, 6.00%, 4/1/34, CMO	2,550,640
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	6,104	7.00%, 6/25/43	6,197,465
	92	7.50%, 6/19/27 (i)	93,815
	1,416	8.00%, 9/19/27 (i)	1,472,383
		GSR Mortgage Loan Trust, CMO,
	1,061	0.576%, 12/25/34 (i)	967,621
	564	0.586%, 12/25/34 (i)	485,696
	4,894	5.13%, 11/25/35 (i)	4,805,971
	5,000	5.50%, 11/25/35	4,654,982
	803	6.50%, 1/25/34	849,708
		Harborview Mortgage Loan Trust, CMO (i),
	3,032	0.617%, 10/19/33	2,752,774
	3,000	5.613%, 6/19/36	1,913,973
	245	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO (i)	247,214
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d)(i),
	5,000	0.699%, 7/15/19	4,727,750
	4,000	5.646%, 3/18/51	4,028,232
		JPMorgan Mortgage Trust, CMO,
	5,878	2.66%, 10/25/36 (i)	4,678,271
	302	5.50%, 8/25/22	293,027
	1,438	5.50%, 6/25/37	1,310,523
	540	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	510,911
	3,795	Luminent Mortgage Trust, 0.416%, 12/25/36, CMO (i)	2,426,911

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
	$1,648	MASTR Adjustable Rate Mortgage Trust, 3.32%, 10/25/34, CMO (i)	$1,217,379
		MASTR Alternative Loans Trust , CMO,
	1,029	6.25%, 7/25/36	780,709
	1,343	6.50%, 3/25/34	1,415,599
	100	7.00%, 4/25/34	101,526
		MASTR Reperforming Loan Trust, CMO (a)(d)
	7,600	7.00%, 5/25/35	7,264,835
	4,095	7.50%, 7/25/35	4,164,755
	100	Merrill Lynch Mortgage Investors, Inc., 5.25%, 8/25/36, CMO (i)	100,991
	1	Morgan Stanley Dean Witter Capital I, 5.50%, 4/25/17, CMO	1,510
		Newgate Fund PLC, CMO (i),
	€3,050	1.912%, 12/15/50	1,879,184
	£4,200	1.951%, 12/15/50	4,535,004
	€3,050	2.162%, 12/15/50	1,538,088
	£3,450	2.201%, 12/15/50	2,716,866
		Nomura Asset Acceptance Corp., CMO (a)(d),
	$2,125	7.00%, 10/25/34	2,151,486
	5,412	7.50%, 3/25/34	5,776,309
	6,375	7.50%, 10/25/34	6,614,536
		Residential Accredit Loans, Inc., CMO
	3,208	0.426%, 6/25/46 (i)	1,246,409
	3,836	6.00%, 8/25/35	3,293,874
		Residential Asset Mortgage Products, Inc., CMO,
	29	6.50%, 4/25/34	28,957
	396	7.00%, 8/25/16	401,628
	984	8.50%, 10/25/31	1,062,155
	1,538	8.50%, 11/25/31	1,609,125
	549	Structured Adjustable Rate Mortgage Loan Trust, 2.866%, 3/25/34, CMO (i)	544,053
	5,634	Structured Asset Mortgage Investments, Inc., 1.647%, 8/25/47, CMO (i)	3,310,020
	5,103	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	4,795,695
	5,600	UBS Commercial Mortgage Trust, 0.824%, 7/15/24, CMO (a)(d)(i)	4,554,877
	5,000	Wachovia Bank Commercial Mortgage Trust, 0.368%, 9/15/21, CMO (a)(d)(i)	4,655,568
	575	WaMu Mortgage Pass Through Certificates, 2.469%, 5/25/35, CMO (i)	478,493
		Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
	1,310	6.50%, 8/25/34	1,351,641
	554	7.00%, 3/25/34	587,383
	1,187	7.50%, 4/25/33	1,217,275
		Wells Fargo Mortgage-Backed Securities Trust, CMO (i),
	1,070	2.616%, 6/25/35	1,084,344
	118	2.645%, 4/25/36	92,375
	2,095	2.666%, 4/25/36	1,750,784
	2,800	5.66%, 10/25/36	2,547,131
	5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	5,699,705

Total Mortgage-Backed Securities (cost-$170,991,967)			173,152,395

12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
SENIOR LOANS (a)(c) – 4.5%
Financial Services – 3.3%
	$532	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	$532,291
	12,500	Springleaf Finance Corp., 5.50%, 5/10/17	11,942,713

			12,475,004

Healthcare & Hospitals – 0.5%
	1,875	HCA, Inc., 2.746%, 5/2/16, Term A2	1,845,703

Hotels/Gaming – 0.1%
	500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(m)
		(acquisition cost-$495,625; purchased 7/10/12)	495,000

Oil & Gas – 0.3%
	950	Petroleum Export, 3.468%, 12/20/12, Term B	883,965

Utilities – 0.3%
	1,913	Texas Competitive Electric Holdings Co. LLC, 4.746%, 10/10/17	1,222,051

Total Senior Loans (cost-$17,722,292)			16,921,723

ASSET-BACKED SECURITIES – 3.2%
	553	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	449,868
		Advanta Business Card Master Trust (b)(i),
	147	0.497%, 6/20/14	140,427
	147	0.497%, 12/22/14	140,427
		Ameriquest Mortgage Securities, Inc. (i),
	1,271	3.771%, 11/25/32	109,406
	309	5.871%, 2/25/33	21,319
	1,419	Bear Stearns Asset-Backed Securities Trust, 0.746%, 9/25/34 (i)	1,015,199
		Conseco Finance Securitizations Corp.,
	606	7.96%, 5/1/31	499,764
	311	7.97%, 5/1/32	217,125
		Conseco Financial Corp.,
	242	6.53%, 2/1/31 (i)	245,941
	461	7.05%, 1/15/27	482,679
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,111,098
	5,000	Green Tree, 8.97%, 4/25/38 (a)(d)(i)	5,468,758
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (i)	1,111,832
	1,137	Morgan Stanley ABS Capital I, 0.426%, 1/25/36 (i)	1,076,477
	29	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	30,469

Total Asset-Backed Securities (cost-$12,249,132)			12,120,789

Shares
CONVERTIBLE PREFERRED STOCK – 0.4%
Utilities – 0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost-$1,360,000)	1,478,320

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
MUNICIPAL BONDS – 0.4%
West Virginia – 0.4%
	$1,865	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,755,565)	$1,415,031

SOVEREIGN DEBT OBLIGATIONS – 0.0%
Ireland – 0.0%
	200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost-$200,000)	212,146

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	3,881	SemGroup Corp., Class A (k) (cost-$100,912)	130,837

Units
WARRANTS – 0.0%
Construction & Engineering – 0.0%
	3,675	Alion Science and Technology Corp., expires 11/01/14 (a)(d)(g)(k)	37

Oil, Gas & Consumable Fuels – 0.0%
	4,086	SemGroup Corp., expires 11/30/14 (k)	42,510

Total Warrants (cost-$18,422)			42,547

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 9.9%
Corporate Notes – 4.1%
Financial Services – 3.6%
	$10,000	Citigroup, Inc., 5.625%, 8/27/12 (l)	10,031,920
	AUD2,700	Morgan Stanley, 3.74%, 3/1/13 (i)	2,814,791
		SLM Corp.,
	$500	5.125%, 8/27/12	500,019
	200	5.375%, 1/15/13	203,507

			13,550,237

Oil & Gas – 0.5%
	2,000	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13	2,101,000

Total Corporate Notes (cost-$14,898,546)			15,651,237

U.S. Treasury Obligations (j)(l)(o) – 3.1%
		U.S. Treasury Bills,
	11,569	0.081%-0.171%, 8/2/12-5/30/13 (cost-$11,556,027)	11,556,175

14	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
U.S. Government Agency Securities – 0.0%
	$4	Fannie Mae, 6.50%, 5/1/13, MBS	$4,245

		Freddie Mac, MBS,
	4	7.00%, 9/1/12-11/1/12	3,816
	35	7.00%, 7/1/13 (l)	35,784
	29	Small Business Administration Participation Certificates, 6.30%, 7/1/13	29,356

Total U.S. Government Agency Securities (cost-$71,845)			73,201

Asset-Backed Securities – 0.0%
	38	Oakwood Mortgage Investors, Inc., 0.479%, 5/15/13, (i) (cost-$36,702)	30,164

Repurchase Agreements – 2.7%
	8,600	JPMorgan Securities, Inc., dated 7/31/12, 0.20%, due 8/1/12, $8,600,048; collateralized by U.S. Treasury Notes, 1.25%, due 8/31/15, valued at $8,793,409 including accrued interest	8,600,000
	800	Morgan Stanley & Co., dated 7/31/12, 0.21%, due 8/1/12, $800,005; collateralized by U.S. Treasury Bonds, 3.125%, due 11/15/41, valued at $819,522 including accrued interest	800,000
	806	State Street Bank & Trust Co., dated 7/31/12, 0.01%, due 8/1/12, proceeds $806,000; collateralized by Fannie Mae, 1.75%, due 2/22/13, valued at $823,267 including accrued interest	806,000

Total Repurchase Agreements (cost-$10,206,000)			10,206,000

Total Short-Term Investments (cost-$36,769,120)			37,516,777

Notional Amount (000s)
OPTIONS PURCHASED (k) – 0.0%
Put Options – 0.0%
		Fannie Mae, 3.50%-6.50%, TBA, 30 Year (OTC),
	$50,000	strike price $93.50, expires 9/6/12	–	(n)
	30,000	strike price $96.50, expires 9/6/12	–	(n)
	64,000	strike price $97.50, expires 10/4/12	1
	100,000	strike price $97.50, expires 11/7/12	1
	22,000	strike price $98.75, expires 9/6/12	–	(n)
	1,000	strike price $101, expires 9/6/12	–	(n)
	87,000	strike price $101.50, expires 8/6/12	1
		Freddie Mac, 4.00%, TBA, 30 Year (OTC),
	3,000	strike price $96.19, expires 9/6/12	–	(n)
		Ginnie Mae, 4.50%, TBA, 30 Year (OTC),
	7,000	strike price $98, expires 9/13/12	–	(n)

Total Options Purchased (cost-$42,656)			3

Total Investments, before securities sold short (cost-$1,186,010,782) – 330.7%			1,246,178,491

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

July 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
SECURITIES SOLD SHORT – (37.5)%
U.S. Government Agency Securities – (37.5)%
		Fannie Mae,
	$30,000	3.50%, MBS, TBA, 30 Year	$(31,771,875)
	100,000	5.50%, MBS, TBA, 30 Year	(109,671,895)

Total U.S. Government Agency Securities (proceeds received-$141,068,750)			(141,443,770)

Total Investments, net of securities sold short (cost-$1,044,942,032) – 293.2%			1,104,734,721
Other liabilities in excess of other assets – (193.2)%			(727,984,246)

Net Assets—100.0%			$376,750,475

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $148,623,947, representing 39.4% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July, 31, 2012.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after July, 31, 2012.
(f)	In default.
(g)	Fair-Valued – Securities with an aggregative value of $2,973,051, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(h)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	Variable or Floating Rate Security – Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on July, 31, 2012.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(k)	Non-income producing.
(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(m)	Restricted. The aggregate acquisition cost of such securities is $521,599 and the aggregate market value is $559,309, representing 0.1% of net assets.
(n)	Value less than $1.
(o)	Rates reflect the effective yields at purchase date.

Glossary:

ABS	-	Asset-Backed Securities	LIBOR	-	London Inter-Bank Offered Rate
AUD	-	Australian Dollar	MBIA	-	insured by Municipal Bond Investors Assurance
	£-	British Pound	MBS	-	Mortgage-Backed Securities
CMO	-	Collateralized Mortgage Obligation	OTC	-	Over the Counter
	€-	Euro	PIK	-	Payment-in-Kind
FRN	-	Floating Rate Note	TBA	-	To Be Announced

16	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities

July 31, 2012 (unaudited)

Assets:
Investments, at value (cost-$1,186,010,782)	$1,246,178,491
Cash (including foreign currency, at value of $35,717 with a cost of $35,571)	35,564
Receivable for investments sold	517,621,100
Interest receivable	6,169,367
Deposits with brokers for swaps collateral	5,316,000
Unrealized appreciation of OTC swaps	3,303,511
Swap premiums paid	518,648
Unrealized appreciation of forward foreign currency contracts	150,157
Receivable for principal paydown	756
Prepaid expenses	16,815
Total Assets	1,779,310,409

Liabilities:
Payable for investments purchased	828,246,893
Payable for reverse repurchase agreements	420,881,000
Securities sold short, at value (proceeds received-$141,068,750)	141,443,770
Payable to brokers for cash collateral received	4,680,000
Dividends payable to shareholders	3,225,736
Swap premiums received	2,207,404
Investment management fees payable	267,645
Unrealized depreciation of forward foreign currency contracts	259,891
Unrealized depreciation of OTC swaps	251,041
Interest payable for reverse repurchase agreements	214,035
Payable for variation margin on centrally cleared swaps	177,406
Payable to broker	13,594
Accrued expenses and other liabilities	691,519
Total Liabilities	1,402,559,934
Net Assets	$376,750,475

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 40,321,704 shares issued and outstanding)	$403
Paid-in-capital in excess of par	435,460,465
Undistributed net investment income	4,937,323
Accumulated net realized loss	(124,158,696)
Net unrealized appreciation of investments, securities sold short, swaps and foreign currency transactions	60,510,980
Net Assets	$376,750,475
Net Asset Value Per Share	$9.34

See accompanying Notes to Financial Statements	7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Statement of Operations

Six Months ended July 31, 2012 (unaudited)

Investment Income:
Interest	$25,327,702
Dividends	64,600
Facility and other fee income	723
Total Investment Income	25,393,025

Expenses:
Investment management fees	1,561,742
Interest expense	968,938
Custodian and accounting agent fees	137,132
Stockholder communications	59,696
Audit and tax services	56,044
Transfer agent fees	19,451
Directors’ fees and expenses	16,778
New York Stock Exchange listing fees	16,706
Legal fees	8,864
Insurance expense	6,455
Miscellaneous	1,638
Total Expenses	2,853,444

Net Investment Income	22,539,581

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,238,202
Swaps	(7,959,782)
Foreign currency transactions	606,555
Net change in unrealized appreciation/depreciation of:
Investments	7,128,158
Swaps	3,198,840
Securities sold short	121,152
Foreign currency transactions	375,279
Net realized and change in unrealized gain on investments, securities sold short, swaps and foreign currency transactions	13,708,404
Net Increase in Net Assets Resulting from Investment Operations	$36,247,985

18	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Six Months ended July 31, 2012 (unaudited)	Year ended January 31, 2012
Investment Operations:
Net investment income	$22,539,581	$54,089,418
Net realized gain (loss) on investments, swaps and foreign currency transactions	2,884,975	(27,312,503)
Net change in unrealized appreciation/depreciation of investments, securities sold short, swaps and foreign currency transactions	10,823,429	(14,037,979)
Net increase in net assets resulting from investment operations	36,247,985	12,738,936
Dividends to Stockholders from net investment income	(19,314,697)	(55,382,544)

Capital Stock Transactions:
Reinvestment of dividends	2,105,092	5,660,890
Total increase (decrease) in net assets	19,038,380	(36,982,718)

Net Assets:
Beginning of period	357,712,095	394,694,813
End of period (including undistributed net investment income of $4,937,323 and $1,712,439, respectively)	$376,750,475	$357,712,095

Shares Issued in reinvestment of dividends	192,713	525,411

See accompanying Notes to Financial Statements	7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows

Six Months ended July 31, 2012 (unaudited)

Decrease in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$36,247,985

Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(3,666,845,599)
Proceeds from sales of long-term investments	3,822,313,184
Sales of short-term portfolio investments, net	19,657,596
Net change in unrealized appreciation/depreciation of investments, securities sold short, swaps and foreign currency transactions	(10,823,429)
Net realized gain on investments, swaps and foreign currency transactions	(2,884,975)
Net amortization premium on investments	(1,380,001)
Decrease in proceeds from securities sold short	(85,441,328)
Decrease in receivable for investments sold	105,527,963
Decrease in interest receivable	208,798
Increase in receivable for principal paydown	(350)
Increase in deposits with brokers for swaps collateral	(5,316,000)
Increase in prepaid expenses	(10,349)
Decrease in payable for investments purchased	(203,545,627)
Increase in payable to brokers for cash collateral received	1,530,000
Net cash used for swap transactions	(6,670,804)
Net cash provided by foreign currency transactions	621,456
Increase in investment management fees payable	15,437
Decrease in interest payable for reverse repurchase agreements	(92,368)
Decrease in accrued expenses and other liabilities	(460,113)
Net cash provided by operating activities*	2,651,476

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	13,875,000
Cash dividends paid (excluding reinvestment of dividends of $2,105,092)	(17,180,961)
Net cash used for financing activities	(3,305,961)
Net decrease in cash and foreign currency	(654,485)
Cash and foreign currency, at beginning of period	690,049
Cash and foreign currency, at end of period	$35,564
*	Included in operating expenses is cash paid by the Fund for interest primarily related to participation in reverse repurchase agreement transactions of $1,060,735.

20	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 500 million common shares with $0.00001 par value.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities. There can be no assurance that the Fund will meet its stated objectives.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is currently evaluating the effect that the guidance may have on its financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund's investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors has adopted methods for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Valuation Committee has been established by the Board of Directors to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board of Directors as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

consider the matter and take any appropriate action in accordance with procedures set forth by the Board of Directors. The Board of Directors shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker-dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund's financial statements. NAV of the Fund is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs.

•

Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single source broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

22	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at July 31, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a) and 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/12
Investments in Securities – Assets
U.S. Government Agency Securities:
Federal Housing Administration	—	—	$2,973,014	$2,973,014
All Other	—	$782,460,305	—	782,460,305
Corporate Bonds & Notes:
Airlines	—	3,882,526	7,028,665	10,911,191
All Other	—	206,843,413	—	206,843,413
Mortgage-Backed Securities	—	173,152,395	—	173,152,395
Senior Loans:
Hotels/Gaming	—	—	495,000	495,000
Oil & Gas	—	—	883,965	883,965
All Other	—	15,542,758	—	15,542,758

24	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/12
Asset-Backed Securities	—	$12,120,789	—	$12,120,789
Convertible Preferred Stock	$1,478,320	—	—	1,478,320
Municipal Bonds	—	1,415,031	—	1,415,031
Sovereign Debt Obligations	—	212,146	—	212,146
Common Stock	130,837	—	—	130,837
Warrants:
Construction & Engineering	—	—	$37	37
Oil, Gas & Consumable Fuels	—	42,510	—	42,510
Short-Term Investments	—	37,516,777	—	37,516,777
Options Purchased:
Interest Rate Contracts	—	3	—	3

Total Investments in Securities – Assets	$1,609,157	$1,233,188,653	$11,380,681	$1,246,178,491

Investments in Securities – Liabilities
Securities Sold Short, at value	—	$(141,443,770)	—	$(141,443,770)

Other Financial Instruments* – Assets
Credit Contracts	—	$3,303,511	—	$3,303,511
Foreign Exchange Contracts	—	150,157	—	150,157

Total Other Financial Instruments* – Assets	—	$3,453,668	—	$3,453,668

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(251,041)	—	$(251,041)
Foreign Exchange Contracts	—	(259,891)	—	(259,891)
Interest Rate Contracts	—	(2,235,684)	—	(2,235,684)

Total Other Financial Instruments* – Liabilities	—	$(2,746,616)	—	$(2,746,616)

Total Investments	$1,609,157	$1,092,451,935	$11,380,681	$1,105,441,773

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The valuation techniques used by the Fund to measure fair value during the six months ended July 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

At July 31, 2012, there were no transfers between Levels 1 and 2.

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2012, was as follows:

	Beginning Balance 1/31/12	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 7/31/12
Investments in Securities – Assets
U.S. Government Agency Securities	$3,037,482	—	$(59,427)	$913	$1,537	$(7,491)	—	—	$2,973,014
Corporate Bonds & Notes:
Airlines	7,893,394	—	(397,754)	(10,752)	7,047	119,256	—	$(582,526)	7,028,665
Senior Loans:
Hotels/Gaming	—	$495,625	—	23	—	(648)	—	—	495,000
Oil & Gas	—	—	—	—	—	—	$883,965	—	883,965
Warrants:
Construction & Engineering	—	37	—	—	—	—	—	—	37

Total Investments	$10,930,876	$495,662	$(457,181)	$(9,816)	$8,584	$111,117	$883,965	$(582,526)	$11,380,681

**	Transferred out of Level 2 into Level 3 because single broker quote provided by a third-party pricing vendor was unobservable.
***	Transferred out of Level 3 into Level 2 because evaluated price from a third-party pricing vendor was available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which the Fund held at July 31, 2012, was $51,371.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2012:

Investments in Securities — Assets	Ending Balance at 7/31/12	Valuation Technique Used	Unobservable Inputs	Input Values
U.S. Government Agencies	$2,973,014	Benchmark pricing	Security price reset	$98.50
Corporate Bonds & Notes	7,028,665	Third-Party pricing vendor	Single broker quote	$104.50–$114.50
Senior Loans	1,378,965	Third-Party pricing vendor	Single broker quote	$93.00–$99.00
Warrants	37	Portfolio manager recommendation	Price	$0.01

Total Investments	$11,380,681

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase

26	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund's management has determined that its evaluation has resulted in no material impact to the Fund's financial statements at July 31, 2012. The Fund's federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Foreign Currency Translation

The Fund's accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund's Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund's dollar roll transactions are intended to enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2012, $467,971 in dollar roll commitments were outstanding. This balance is included in accrued expenses and other liabilities on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value of the fund. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

28	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Interest Expense

Interest expense primarily relates to the Fund's participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(q) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

2. Principal Risks (continued)

party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

30	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

2. Principal Risks (continued)

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund's financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund's Sub-Adviser, seeks to minimize the Fund's counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund's investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund's overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund's Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks associated with purchasing an option includes the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund's Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund's Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund's Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund's Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund's Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

32	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices,

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2012 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund's Statement of Assets and Liabilities.

34	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

The following is a summary of the fair valuation of the Fund's derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at July 31, 2012:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Investments, at value (options purchased)	$3	—	—	$3
Unrealized appreciation of OTC swaps	—	$3,303,511	—	3,303,511
Unrealized appreciation of forward foreign currency contracts	—	—	$150,157	150,157

Total Asset Derivatives	$3	$3,303,511	$150,157	$3,453,671

Liability Derivatives:
Unrealized depreciation of OTC swaps	—	$(251,041)	—	$(251,041)
Payable for variation margin on centrally cleared swap*	$(177,406)	—	—	(177,406)
Unrealized depreciation of forward foreign currency contracts	—	—	$(259,891)	(259,891)

Total Liability Derivatives	$(177,406)	$(251,041)	$(259,891)	$(688,338)

*	Included in the net unrealized depreciation of $2,235,684 on centrally cleared interest rate swaps as reported in section 5(b) of the Notes to Financial Statements.

The effect of derivatives on the Statement of Operations for the six months ended July 31, 2012:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net Realized Gain (Loss) on:
Investments (options purchased)	$(124,688)	—	—	$(124,688)
Swaps	(11,338,023)	$3,378,241	—	(7,959,782)
Foreign currency transactions (forward foreign currency contracts)	—	—	$725,804	725,804

Total Net Realized Gain (Loss)	$(11,462,711)	$3,378,241	$725,804	$(7,358,666)

Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$18,028	—	—	$18,028
Swaps	3,411,193	$(212,353)	—	3,198,840
Foreign currency transactions (forward foreign currency contracts)	—	—	$360,378	360,378

Total Net Change in Unrealized Appreciation/Depreciation	$3,429,221	$(212,353)	$360,378	$3,577,246

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2012:

Options Purchased	Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(1)	Interest Rate Swap Agreements(2)
Notional(2)	Purchased	Sold	Sell
$214,262,000	$12,742,190	$53,496,441	$70,344	$182,000

(1)	U.S. $ value on origination date
(2)	Notional amount (in thousands)

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended July 31, 2012, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $36,541,757 and $41,266,502, respectively. Purchases and sales in U.S. government obligations were $1,895,994,233 and $1,757,612,918, respectively.

(a) OTC Credit default swap agreements outstanding at July 31, 2012:

Sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000	0.37%	12/20/13	4.10%	$454,276	—	$454,276
SLM	5,000	1.79%	12/20/13	5.00%	249,939	$(612,500)	862,439
BNP Paribas:
General Electric	800	0.66%	12/20/13	4.60%	48,193	—	48,193
Citigroup:
American Express	500	0.37%	12/20/13	4.30%	29,903	—	29,903
SLM	6,000	1.79%	12/20/13	5.00%	299,927	518,648	(218,721)
SLM	1,300	1.79%	12/20/13	5.00%	64,984	(156,000)	220,984
Credit Suisse First Boston:
Nokia Oyj	€2,000	9.98%	6/20/17	5.00%	(411,070)	(378,750)	(32,320)
Deutsche Bank:
General Electric	$4,100	0.66%	12/20/13	4.78%	257,811	—	257,811
General Electric	8,000	0.66%	12/20/13	4.82%	508,474	—	508,474
SLM	2,600	1.79%	12/20/13	5.00%	129,968	(318,500)	448,468
Morgan Stanley:
Merrill Lynch & Co.	5,000	2.42%	9/20/16	1.00%	(268,691)	(741,654)	472,963

					$1,363,714	$(1,688,756)	$3,052,470

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit — derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

36	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

5. Investments in Securities (continued)

(b) Centrally cleared interest rate swap agreements outstanding at July 31, 2012:

	Notional Amount (000s)		Rate Type		Market Value	Unrealized Depreciation
Broker (Exchange)		Termination Date	Payments Made	Payments Received
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$(707,384)	$(2,235,684)

At July 31, 2012, the Fund pledged cash collateral of $5,316,000 for centrally cleared interest rate swaps.

CME – Chicago Mercantile Exchange

LIBOR – London Inter-Bank Offered Rate

OTC – Over the Counter

(c) Forward foreign currency contracts outstanding at July 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value July 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
224,000 British Pound settling 9/12/12	JPMorgan Chase	$348,555	$351,190	$2,635
6,159,000 Euro settling 8/2/12	Deutsche Bank	7,550,318	7,578,032	27,714
633,090,731 Japanese Yen settling 9/10/12	UBS	8,099,000	8,106,806	7,806
Sold:
2,338,000 Australian Dollar settling 8/30/12	JPMorgan Chase	2,387,764	2,450,694	(62,930)
361,655 Australian Dollar settling 8/30/12	UBS	375,000	379,087	(4,087)
12,092,000 British Pound settling 9/12/12	Barclays Bank	18,823,193	18,958,014	(134,821)
1,027,471 British Pound settling 9/12/12	UBS	1,612,000	1,610,885	1,115
6,159,000 Euro settling 8/2/12	BNP Paribas	7,688,465	7,578,033	110,432
6,159,000 Euro settling 10/15/12	Deutsche Bank	7,557,555	7,585,005	(27,450)
2,808,000 Euro settling 10/15/12	Royal Bank of Scotland	3,443,198	3,458,142	(14,944)
2,030,064 Euro settling 10/15/12	UBS	2,500,543	2,500,088	455
632,560,000 Japanese Yen settling 9/10/12	BNP Paribas	8,084,350	8,100,009	(15,659)

				$(109,734)

At July 31, 2012, the Fund held cash collateral of $4,680,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(d) Open reverse repurchase agreements at July 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.35%	7/12/12	8/13/12	$114,742,307	$114,720,000
	0.40	7/12/12	8/13/12	575,128	575,000
	0.42	7/12/12	8/13/12	105,114,521	105,090,000
	0.52	7/12/12	8/13/12	52,736,231	52,721,000
	0.60	5/21/12	8/23/12	1,589,906	1,588,000
	0.60	6/22/12	9/24/12	558,372	558,000
	0.60	7/23/12	10/22/12	17,258,587	17,256,000
Credit Suisse First Boston	0.32	7/19/12	8/20/12	7,638,882	7,638,000
Deutsche Bank	0.65	5/17/12	8/17/12	14,167,415	14,148,000
	0.65	5/23/12	8/22/12	7,106,971	7,098,000
	0.65	6/8/12	9/10/12	656,640	656,000

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

July 31, 2012 (unaudited)

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.75%	5/15/12	8/16/12	$3,016,894	$3,012,000
	0.75	5/16/12	8/17/12	12,017,247	11,998,000
	0.75	5/23/12	8/22/12	4,770,948	4,764,000
	0.80	5/15/12	8/16/12	3,801,578	3,795,000
	0.80	6/25/12	9/17/12	4,247,490	4,244,000
Goldman Sachs	0.35	7/20/12	8/1/12	424,049	424,000
	0.35	7/20/12	8/13/12	8,913,040	8,912,000
JPMorgan Chase	0.31	7/12/12	8/13/12	6,001,033	6,000,000
	1.00	2/24/12	8/22/12	5,176,764	5,154,000
Royal Bank of Canada	0.818	6/7/12	9/7/12	4,713,884	4,708,000
Royal Bank of Scotland	0.55	7/5/12	8/24/12	9,753,021	9,749,000
	0.60	5/15/12	8/17/12	18,349,824	18,326,000
	0.65	5/15/12	8/17/12	1,805,539	1,803,000
	0.65	7/5/12	10/2/12	3,597,753	3,596,000
UBS	0.52	5/16/12	8/20/12	3,642,046	3,638,000
	0.55	5/16/12	8/20/12	5,752,759	5,746,000
	0.57	6/15/12	9/18/12	2,966,206	2,964,000

					$420,881,000

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended July 31, 2012 was $395,288,038 at a weighted average interest rate of 0.48%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at July 31, 2012 was $452,784,361.

At July 31, 2012, the Fund held $455,214 in principal value of U.S. Treasury Obligations and $1,270,000 in principal value of Corporate Bonds & Notes, respectively, as collateral for open reverse agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

6. Income Tax Information

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At July 31, 2012, the cost basis of portfolio securities (before securities sold short) for federal income tax purposes was $1,186,020,626. Gross unrealized appreciation was $69,588,176; gross unrealized depreciation was $9,430,311 and net unrealized appreciation was $60,157,865. The difference between book and tax cost basis was attributable to wash sales.

7. Subsequent Events

On August 1, 2012, a dividend of $0.08 per share was declared to common stockholders payable September 4, 2012 to stockholders of record on August 13, 2012.

On September 4, 2012, a dividend of $0.08 per share was declared to common stockholders payable October 1, 2012 to stockholders of record on September 14, 2012.

American Stock Transfer & Trust Company, LLC (“AST”) became the transfer agent for the Fund, effective as of September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

38	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended July 31, 2012 (Unaudited)		Year ended January 31,
			2012	2011	2010	2009		2008
Net asset value, beginning of period	$8.91		$9.97	$9.08	$7.46	$9.84		$10.12
Investment Operations:
Net investment income	0.56		1.36	1.27	1.13	0.89		0.60 (1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, securities sold short, swaps and foreign currency transactions	0.35		(1.03)	1.04	1.83	(2.05)		(0.07)
Total from investment operations	0.91		0.33	2.31	2.96	(1.16)		0.53
Dividends to Stockholders from Net Investment Income	(0.48)		(1.39)	(1.42)	(1.34)	(1.22)		(0.81)
Net asset value, end of period	$9.34		$8.91	$9.97	$9.08	$7.46		$9.84
Market price, end of period	$11.84		$11.80	$10.44	$10.73	$9.51		$10.39
Total Investment Return (2)	4.82%		28.34%	11.82%	29.83%	4.63%		1.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$376,750		$357,712	$394,695	$354,117	$286,061		$371,168
Ratio of expenses to average net assets including interest expense (3)	1.55	%(5)	1.48%	1.43%	1.63%	3.01	%(4)	5.48%
Ratio of expenses to average net assets excluding interest expense	1.03	%(5)	1.01%	1.04%	1.05%	1.18	%(4)	1.07%
Ratio of net investment income to average net assets	12.27	%(5)	14.27%	12.98%	13.84%	9.96%		5.98%
Portfolio turnover rate	147%		147%	168%	241%	110%		154%

(1)	Calculated based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of share of a share of common stock at the market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period less than one year is not annualized.
(3)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(p) in Notes to Financial Statements).
(5)	Annualized.

See accompanying Notes to Financial Statements	7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Annual Stockholder Meeting Results/ Proxy Voting Policies & Procedures (unaudited)

Annual Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on July 19, 2012. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2014-2015 fiscal year	35,311,337	1,107,787
Re-election of Alan Rappaport — Class III to serve until the annual meeting for the 2014-2015 fiscal year	35,270,073	1,149,051

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, and John C. Maney* continued to serve as Directors of the Fund.

*	Interested Director

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund's stockholder servicing agent at (800) 254-5197; (ii) on the Fund's website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

40	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Directors met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Directors, including a majority of the Independent Directors, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors' conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation,

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	41

PIMCO Strategic Global Government Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Directors also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Directors noted that only leveraged closed-end funds were considered for inclusion in the group. The Directors also noted that average net assets of the common shares of the five funds ranged from $118.6 million to $379 million, and that two of the funds are larger in asset size than the Fund. The Directors also noted that the Fund was ranked second out of five funds in the expense peer group for total expense ratio based on common share assets, third out of five funds in the expense peer group for total expense ratio based on common share and leveraged assets combined, first out of five funds in actual management fees based on common share assets and fourth out of five funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Directors noted that the Fund had third quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and ranked third out of three funds for the ten-year period ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

42	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	7.31.12

PIMCO Strategic Global Government Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

7.31.12	PIMCO Strategic Global Government Fund, Inc. Semi-Annual Report	43

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund's website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund's stockholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ602SA_073112

AGI-2012-07-30-4374

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: October 1, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: October 1, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 1, 2012